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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


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      Date of Report (Date of earliest event reported): January 17, 2006
                                                       (January 17, 2006)


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                             TrustCo Bank Corp NY
            (Exact name of registrant as specified in its charter)


                                   New York
                (State or other jurisdiction of incorporation)


              0-10592                                  14-1630287
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      (Commission File Number)              (IRS Employer Identification No.)


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                 5 Sarnowski Drive, Glenville, New York 12302
             (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: (518) 377-3311


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


TrustCo Bank Corp NY


Item 2.02     Results of Operations and Financial Condition
---------     ---------------------------------------------
              On January 17, 2006, TrustCo Bank Corp NY ("TrustCo") issued a press release with fourth quarter and year to date results for the period ending December 31, 2005. Attached is a copy of the press release labeled as Exhibit 99(a).


Item 9.01     Financial Statements and Exhibits
---------     ---------------------------------
              (c) Exhibits

              Reg S-K Exhibit No.     Description
              -------------------     -----------
                     99(a)            Press Release dated January 17, 2006,
                                      for the period ending December 31, 2005, regarding fourth quarter and year to date results.


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


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 17, 2006

                                  TrustCo Bank Corp NY
                                  (Registrant)




                                  By: /s/ Robert T. Cushing
                                      ----------------------------
                                      Robert T. Cushing
                                      Executive Vice President and
                                      Chief Financial Officer


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


                                Exhibits Index

The following exhibits are filed herewith:


Reg S-K Exhibit No.      Description                             Page
------------------       -------------------------------      ----------
      99(a)              Press Release dated January 17,         5-11
                         2006, for the period ending
                         December 31, 2005, regarding
                         fourth quarter and year to
                         date results.


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


TRUSTCO                                                        Exhibit 99(a)
Bank Corp NY                                                    News Release

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5 Sarnowski Drive, Glenville, New York 12302
(518) 377-3311 Fax: (518) 381-3668

Subsidiary:     Trustco Bank

                                                               NASDAQ - TRST

Contact:        Robert Leonard
                Administrative Vice President
                (518) 381-3693


FOR IMMEDIATE RELEASE:


                    TRUSTCO ANNOUNCES RECORD 2005 RESULTS

Glenville, New York - January 17, 2006 - TrustCo Bank Corp NY (TrustCo,
Nasdaq: TRST) today announced record results for 2005. Net income for 2005 was $59.0 million, an increase of 4.3% over net income of $56.5 million for 2004. Diluted earnings per share were $0.782 for 2005 an increase of 3.9% compared to $0.753 diluted earnings per share in 2004. Return on average equity and return on average assets were 26.07% and 2.07% respectively for 2005 and 26.65% and 2.00% respectively for 2004. In 2005 TrustCo showed solid growth in its loan portfolio. As of December 31, 2005 loans grew by $230.7 million or 18.6% compared to December 31, 2004.

Robert J. McCormick, President and Chief Executive Officer commented, "I am extremely pleased by the significant growth we achieved in our loan portfolio during 2005. The customers in our new markets are discovering that Trustco Bank provides some of the most competitive products and rates in the industry. Our easy to understand products combined with customer service, which is second to none, sets the stage for continued growth into 2006."

The expansion of our branch network continues. We recently opened our Tuskawilla and Maitland offices in Florida. This brings the total of our Florida offices to eleven with a number of openings planned for the first quarter of 2006. Our Highland, NY branch also opened in the fourth quarter of 2005, our first office in Ulster County.


                                   - More -


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


TrustCo Bank Corp NY is a $2.9 billion holding company and through its subsidiary, Trustco Bank, operates 79 offices in New York, New Jersey, Vermont, and Florida. In addition, the Bank operates a full service Trust Department. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements concerning future events or performance and assumptions and other statements that are other than statements of historical facts.

TrustCo wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including, but not limited to: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected in the forward-looking statements.


                                    # # #


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



TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share data)


                                                                                    Three Months Ended
                                                                  12/31/05               09/30/05                12/31/04

Summary of operations
   Net interest income (TE)                                       $ 26,791                 27,710                  26,283
   Provision (credit) for loan losses                               (1,500)                (1,680)                      -
   Net securities transactions                                         316                    776                   1,318
   Noninterest income                                                5,191                  6,326                   4,561
   Noninterest expense                                              13,156                 11,481                  12,475
   Net income                                                       13,378                 15,719                  12,823

Per common share
   Net income per share:
          - Basic                                                 $  0.179                  0.210                   0.172
          - Diluted                                                  0.178                  0.208                   0.171
   Cash dividends                                                    0.160                  0.150                   0.150
   Tangible Book value at period end                                  3.05                   3.07                    3.02
   Market price at period end                                        12.42                  12.53                   13.79

At period end
   Full time equivalent employees                                      512                    504                     511
   Full service banking offices                                         79                     77                      74

Performance ratios
   Return on average assets                                           1.86%                  2.20                    1.79
   Return on average equity (1)                                      23.57                  27.38                   22.73
   Efficiency (2)                                                    40.75                  36.23                   41.25
   Net interest spread (TE)                                           3.50                   3.73                    3.59
   Net interest margin (TE)                                           3.85                   4.03                    3.83
   Dividend payout ratio                                             89.39                  71.43                   87.30

Capital ratios at period end (3)
   Total equity to assets                                             8.04%                  8.17                    7.74
   Tier 1 risk adjusted capital                                      16.58                  16.92                   17.09
   Total risk adjusted capital                                       17.85                  18.19                   18.37

Asset quality analysis at period end
   Nonperforming loans to total loans                                 0.22%                  0.21                    0.26
   Nonperforming assets to total assets                               0.11                   0.10                    0.11
   Allowance for loan losses to total loans                           3.09                   3.34                    3.98
   Coverage ratio (4)                                                 14.1X                  16.1                    15.6


(1) Average equity excludes the effect of the market value adjustment for securities available for sale.

(2) Calculated as noninterest expense (excluding ORE income/expense, specialized consulting and any one-time charges) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions and one-time income items).

(3) Capital ratios exclude the effect of the market value adjustment for securities available for sale.

(4) Calculated as allowance for loan losses divided by total nonperforming loans.

TE = Taxable equivalent.



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



FINANCIAL HIGHLIGHTS, Continued


                                                                                             Twelve Months Ended
                                                                                       12/31/05               12/31/04

Summary of operations
   Net interest income (TE)                                                           $ 107,948                105,024
   Provision (credit) for loan losses                                                    (6,260)                   450
   Net securities transactions                                                            5,999                 13,712
   Noninterest income                                                                    21,648                 18,253
   Noninterest expense                                                                   48,590                 48,165
   Net income                                                                            58,989                 56,540

Per common share
   Net income per share:
          - Basic                                                                     $   0.787                  0.761
          - Diluted                                                                       0.782                  0.753
   Cash dividends                                                                         0.610                  0.600
   Tangible Book value at period end                                                       3.05                   3.02
   Market price at period end                                                             12.42                  13.79

Performance ratios
   Return on average assets                                                                2.07%                  2.00
   Return on average equity (1)                                                           26.07                  26.65
   Efficiency (2)                                                                         38.29                  38.78
   Net interest spread (TE)                                                                3.61                   3.63
   Net interest margin (TE)                                                                3.90                   3.85
   Dividend payout ratio                                                                  77.46                  78.83


(1) Average equity excludes the effect of the market value adjustment for securities available for sale.

(2) Calculated as noninterest expense (excluding ORE income/expense, specialized consulting and any one-time charges) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions and one-time income items).

TE = Taxable equivalent.



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

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(dollars in thousands)


                                                                                  12/31/05               12/31/04

ASSETS
  Loans, net                                                                        $ 1,425,342              1,190,681
  Securities available for sale                                                       1,084,076                895,989
  Federal funds sold and other short-term investments                                   257,196                642,208
                                                                             -------------------     ------------------
     Total earning assets                                                             2,766,614              2,728,878

  Cash and due from banks                                                                55,667                 54,222
  Bank premises and equipment                                                            21,734                 22,479
  Other assets                                                                           68,744                 58,255
                                                                             -------------------     ------------------
     Total assets                                                                   $ 2,912,759              2,863,834
                                                                             ===================     ==================

LIABILITIES
  Deposits:
     Demand                                                                         $   251,012                237,423
     Interest-bearing checking                                                          309,668                336,538
     Savings                                                                            725,336                820,593
     Money market                                                                       190,560                155,299
     Certificates of deposit (in denominations of $100,000 or more)                     225,611                178,021
     Other time deposits                                                                860,300                799,228
                                                                             -------------------     ------------------
       Total deposits                                                                 2,562,487              2,527,102

  Short-term borrowings                                                                  87,935                 77,979
  Long-term debt                                                                             87                    114
  Other liabilities                                                                      33,589                 32,807
                                                                             -------------------     ------------------
     Total liabilities                                                                2,684,098              2,638,002


SHAREHOLDERS' EQUITY                                                                    228,661                225,832
                                                                             -------------------     ------------------
     Total liabilities and
       shareholders' equity                                                         $ 2,912,759              2,863,834
                                                                             ===================     ==================

Number of common shares
  outstanding, in thousands                                                              74,775                 74,540



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



CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)


                                                                                     Three Months Ended
                                                                   12/31/05               09/30/05                12/31/04

Interest income
     Loans                                                              $ 23,441                 22,225                  19,340
     Investments                                                          13,909                 13,689                  13,504
     Federal funds sold and other short term investments                   2,490                  2,519                   2,476
                                                              -------------------     ------------------     -------------------
          Total interest income                                           39,840                 38,433                  35,320

Interest expense
     Deposits                                                             13,146                 10,963                   9,834
     Borrowings                                                              677                    538                     340
                                                              -------------------     ------------------     -------------------
          Total interest expense                                          13,823                 11,501                  10,174
                                                              -------------------     ------------------     -------------------
          Net interest income                                             26,017                 26,932                  25,146

Provision (credit) for loan losses                                        (1,500)                (1,680)                      -
                                                              -------------------     ------------------     -------------------
          Net interest income after
            provision for loan losses                                     27,517                 28,612                  25,146

Net securities transactions                                                  316                    776                   1,318
Noninterest income                                                         5,191                  6,326                   4,561
Noninterest expense                                                       13,156                 11,481                  12,475
                                                              -------------------     ------------------     -------------------

Income before income taxes                                                19,868                 24,233                  18,550
Income tax expense                                                         6,490                  8,514                   5,727
                                                              -------------------     ------------------     -------------------
Net income                                                              $ 13,378                 15,719                  12,823
                                                              ===================     ==================     ===================


Net income per share:
          - Basic                                                       $  0.179                  0.210                   0.172
          - Diluted                                                     $  0.178                  0.208                   0.171

Avg equivalent shares outstanding, in thousands:
          - Basic                                                         74,841                 74,931                  74,385
          - Diluted                                                       75,287                 75,440                  75,172



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



CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)


                                                                                         Twelve Months Ended
                                                                                  12/31/05               12/31/04

Interest income
     Loans                                                                             $ 86,636                 75,194
     Investments                                                                         51,529                 56,917
     Federal funds sold and other short term investments                                 12,009                  6,675
                                                                             -------------------     ------------------
          Total interest income                                                         150,174                138,786

Interest expense
     Deposits                                                                            43,626                 37,777
     Borrowings                                                                           2,031                    980
                                                                             -------------------     ------------------
          Total interest expense                                                         45,657                 38,757

          Net interest income                                                           104,517                100,029

Provision (credit) for loan losses                                                       (6,260)                   450
                                                                             -------------------     ------------------
          Net interest income after
            provision for loan losses                                                   110,777                 99,579

Net securities transactions                                                               5,999                 13,712
Noninterest income                                                                       21,648                 18,253
Noninterest expense                                                                      48,590                 48,165
                                                                             -------------------     ------------------

Income before income taxes                                                               89,834                 83,379
Income tax expense                                                                       30,845                 26,839
                                                                             -------------------     ------------------
Net income                                                                             $ 58,989                 56,540
                                                                             ===================     ==================


Net income per share:
          - Basic                                                                      $  0.787                  0.761
          - Diluted                                                                    $  0.782                  0.753

Avg equivalent shares outstanding, in thousands:
          - Basic                                                                        74,928                 74,278
          - Diluted                                                                      75,397                 75,081



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